SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ONCOSEC MEDICAL INCORPORATED
(Name of Registrant as Specified in Its Charter)

Alpha Holdings, Inc. Alpha Biolabs, Inc.
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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On December 6, 2019, Alpha Holdings, Inc. (“Alpha”) launched a website (www.VoteNoOncoSec.com) to communicate with OncoSec Medical Incorporated’s stockholders. A copy of the materials posted by Alpha to the website can be found below.

Alpha Holdings Opposes the China Grand Takeover of OncoSec

Urges Fellow Shareholders to Vote on the **BLUE** Proxy Card **AGAINST** the Transaction Proposal at OncoSec's Special Meeting on January 17, 2020

The OncoSec board has agreed to a change of control transaction that we believe undervalues the Company and its future prospects, as evidenced by OncoSec's own statements and the analysis of its financial advisor. The OncoSec Board has limited the Company's ability to realize future upside and even agreed to a "no-talk" provision of unclear duration that prevents OncoSec from exploring better options from third parties.

We firmly believe that the China Grand takeover should be prevented and that the OncoSec board should consider other financing arrangements that will preserve value for OncoSec's current stockholders.

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The China Grand Takeover Proposal:

UNDERVALUES ONCOSEC

READ MORE

TRANSFERS CONTROL

READ MORE

LOWERS POTENTIAL UPSIDE

READ MORE

VOTE NO ON CHINA GRAND

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Q&A with Hee Do Koo, Chief Executive Officer of Alpha Holdings, Inc.

What do you think of the proposed China Grand take-over?

Why does Alpha oppose the proposed China Grand take-over?

If the Company's proposals for this shareholder meeting are not approved, the Company could soon use up its capital and would need to do some other financing. What are your views on this point?

As OncoSec shareholders are preparing to vote on the proposed China Grand take-over, what should they keep in mind?

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Q&A with Hee Do Koo, Chief Executive Officer of Alpha Holdings, Inc.

What do you think of the proposed China Grand take-over?

"In short, I think it is too unfavorable to OncoSec and its shareholders.

With this transaction, China Grand and its affiliate Sirtex Medical will take control of the Company, could rebuff other potential acquirors of OncoSec, and could even take the Company private, de-listing the Company from NASDAQ. We are particularly concerned about China Grand's purported "option to offer" to acquire OncoSec's remaining outstanding shares (47% of the Company) at the greater of $4.50 per share or 110% of the closing price within 12 months of the closing. It is unclear what rights this "option" gives China Grand and in any case, we believe it is unfavorable to the Company.

We believe the Company can find additional financing without giving up control, particularly if clinical trials continue to go well. This is critical because this transaction effectively prevents the possibility of maximizing value if the Company succeeds in the clinical trial next year. Alpha does not believe that it is the best decision to give up on the possibility of much bigger returns, which could be realized in the near future, in exchange for $30 million, when this amount is greater than what the Company needs at this time."

Why does Alpha oppose the proposed China Grand take-over?

If the Company's proposals for this shareholder meeting are not approved, the Company could soon use up its capital and would need to do some other financing. What are your views on this point?

As OncoSec shareholders are preparing to vote on the proposed China Grand take-over, what should they keep in mind?

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Q&A with Hee Do Koo, Chief Executive Officer of Alpha Holdings, Inc.

What do you think of the proposed China Grand take-over?

Why does Alpha oppose the proposed China Grand take-over?

"In addition to giving China Grand control at a depressed share price, we are also very concerned about the out-licensing portion of the proposed transaction.

With this license, the Company has transferred all of its current and future drug pipelines and technology without any upfront payment, only receiving a royalty of 20% on future revenues in 35 Asian countries. This is most troublesome to me.

OncoSec gives a significant part of the Company's value to China Grand under the license, whereas China Grant does not pay, and has not even determined, the value of this exchange. If China Grand does not succeed in commercialization, China Grand can simply walk away.

We believe if these terms were offered to big pharma companies, which have extensive global sales networks, the likelihood of success would be higher than what China Grand could achieve. We believe that OncoSec should seek a stronger licensing partner than China Grand."

If the Company's proposals for this shareholder meeting are not approved, the Company could soon use up its capital and would need to do some other financing. What are your views on this point?

As OncoSec shareholders are preparing to vote on the proposed China Grand take-over, what should they keep in mind?

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Q&A with Hee Do Koo, Chief Executive Officer of Alpha Holdings, Inc.

What do you think of the proposed China Grand take-over?

Why does Alpha oppose the proposed China Grand take-over?

If the Company's proposals for this shareholder meeting are not approved, the Company could soon use up its capital and would need to do some other financing. What are your views on this point?

"First off, the amount of proposed capital increase is more than the Company needs.

According to OncoSec, the Company will complete its clinical trial on melanoma (KEYNOTE-695) in the second half of 2020, and we believe that the data the Company has disclosed so far looks promising. Thus, I think the Company needs to raise only an adequate amount of capital now and raise additional capital next year after its success in the clinical trial, which will multiply the Company's value. The proposed size of capital increase at this time, when the Company is undervalued, seriously dilutes the share values of existing shareholders.

Management should not act against the interests of the Company's long-time shareholders, who have given utmost trust to the Company and its management.

So I think the Company needs to raise only the capital necessary to carry it through the third quarter of next year. And it would be necessary to include existing shareholders in the capital increase, by allocating and issuing new stock to these shareholders. This would minimize the dilution issue for existing shareholders and improve the investor relationship for the Company.

It is Alpha's basic business principle that the management and shareholders must cooperate and work together in times of difficulty."

As OncoSec shareholders are preparing to vote on the proposed China Grand take-over, what should they keep in mind?

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Q&A with Hee Do Koo, Chief Executive Officer of Alpha Holdings, Inc.

What do you think of the proposed China Grand take-over?

Why does Alpha oppose the proposed China Grand take-over?

If the Company's proposals for this shareholder meeting are not approved, the Company could soon use up its capital and would need to do some other financing. What are your views on this point?

As OncoSec shareholders are preparing to vote on the proposed China Grand take-over, what should they keep in mind?

"Alpha believes that the Company should limit its financing to the amount it needs through the third quarter of next year and withdraw the proposed license, share issuance to China Grand and the poorly conceived option to offer to acquire the Company at $4.50 per share/110% premium.

Also, the Company should reject transactions that would transfer control or allow de-listing at a low price.

I think the Company has been able to come this far not only through the efforts of the management but also with the support of the shareholders. Now is the time for the Company to act in its best interest and to be considerate of its shareholders. And it is also the time for shareholders to express their views to the Company by voting their shares against the China Grand take-over of OncoSec."

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Undervalues OncoSec

OncoSec's stock price has declined significantly in the past year. We believe that OncoSec's product pipeline remains strong and promising, that the OncoSec board is selling at the wrong time, and that China Grand's offer is opportunistic and substantially undervalues OncoSec.

In addition, we would note that:

- **OncoSec's Financial Advisor Has a Financial Incentive to Recommend the Transaction.** OncoSec hired a so-called "independent" financial advisor, Torreya Partners, to provide an opinion about whether the price is "fair". But in the fine print, OncoSec's proxy discloses that Torreya stands to make an extra $1.2 million – or 4 times their base fee – if the China Grand Takeover is completed.
- **The Financial Advisor's Analysis Indicates the Price Should Be Higher.** Torreya performed analysis identifying comparable transactions ranging in value from **$5.31 per share to $9.65 per share**. The OncoSec Board has given no explanation of why they would approve a deal at $2.50 when their own advisor's analysis has concluded that the valuation should be much higher.
- **OncoSec's board does not own a significant amount of stock.** With little of their own "skin in the game", management has negotiated retirement benefits for themselves and do not have the same investment in OncoSec's future upside potential as other shareholders such as Alpha.

Ask yourself, who is more aligned with your interests – a 15.06% holder like Alpha, or a Board and management team that owns barely more than 1% of the Company?

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Transfers Control

OncoSec has gone to great lengths to avoid calling this transaction what it is – a takeover by China Grand. If approved, all current OncoSec shareholders will have their stakes diluted so that China Grand can gain 53% ownership of OncoSec at a depressed value and can **control every future stockholder vote.**

In addition to a majority stake in OncoSec shares, China Grand would have the potential to appoint five of the nine directors on the OncoSec Board.[1] Even worse, this right will exist even if China Grand reduces its ownership to as low as 23%.[2]

Ask yourself, does it seem right that a 23% holder should control five of nine board seats? And, with control of the Board, China Grand could rebuff offers from third parties who could be interested in acquiring OncoSec.

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[1] See OncoSec Proxy at p. 25: "…the Company has entered into Stockholder Agreements (the "Stockholder Agreements") with each of CGP and Sirtex, which will take effect upon Closing. Pursuant to the Stockholder Agreements, among other things, CGP and Sirtex have the option to nominate a combined total of three (3) members to the Board of Directors, initially at the Closing, and thereafter at every annual meeting of the stockholders of the Company in which directors are generally elected, including at every adjournment or postponement thereof. CGP will also have the option to nominate two (2) independent directors to the Company's Board of Directors if any independent director currently serving on the Board of Directors ceases to serve as a director of the Company for any reason, provided that the independent director nominee shall be satisfactory to a majority of the independent directors of the Company.

[2] See Alpha Holdings Proxy at 5. Includes 10,616,740 shares currently outstanding plus 12,000,000 shares to be issued in the transaction for a total of 4,800,000 out of a total of 22,616,740, or approximately 23%.

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Lowers Potential Upside

In addition to giving up control, the China Grand Takeover creates several other restrictions that we believe will limit the future upside potential of OncoSec's shares.

These include:

- **A "no talk" agreement** that prevents OncoSec from exploring better offers from third parties.
- **A licensing agreement with China Grand** that does not require China Grand to actually develop or sell OncoSec's licensed products, giving China Grand the right to shelve the products entirely in order to suppress OncoSec's share value over the 12-month period so it may acquire the Company at a discount.
- **A so-called "option"** that would facilitate China Grand acquiring the rest of OncoSec for $4.50, even if the company is successful and worth far more in the future. China Grand has no obligation to make an offer, and once it has majority control, it can block any other potential acquiror.
- **Special supermajority 70% blocking rights** over certain corporate actions that could allow China Grand to prevent the board from running the business in the best interest of all shareholders even if China Grand owns only 23% of OncoSec shares.

Ask yourself, will these provisions entice a potential acquiror or keep them away?

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Disclaimer

THIS WEBSITE IS FOR DISCUSSION AND INFORMATIONAL PURPOSES ONLY. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF ALPHA HOLDINGS, INC. AND ITS AFFILIATES (COLLECTIVELY, "ALPHA") AS OF THE DATE HEREOF. ALPHA RESERVES THE RIGHT TO CHANGE OR MODIFY ANY OF ITS OPINIONS EXPRESSED HEREIN AT ANY TIME AND FOR ANY REASON AND EXPRESSLY DISCLAIMS ANY OBLIGATION TO CORRECT, UPDATE OR REVISE THE INFORMATION CONTAINED HEREIN OR TO OTHERWISE PROVIDE ANY ADDITIONAL MATERIALS.

ALL OF THE INFORMATION CONTAINED HEREIN IS BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO ONCOSEC MEDICAL INCORPORATED (THE "COMPANY"), INCLUDING FILINGS MADE BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND OTHER SOURCES, AS WELL AS ALPHA'S ANALYSIS OF SUCH PUBLICLY AVAILABLE INFORMATION. ALPHA HAS RELIED UPON AND ASSUMED, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF ALL DATA AND INFORMATION AVAILABLE FROM PUBLIC SOURCES, AND NO REPRESENTATION OR WARRANTY IS MADE THAT ANY SUCH DATA OR INFORMATION IS ACCURATE. ALPHA RECOGNIZES THAT THERE MAY BE CONFIDENTIAL OR OTHERWISE NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY THAT COULD ALTER THE OPINIONS OF ALPHA WERE SUCH INFORMATION KNOWN. NO REPRESENTATION, WARRANTY OR UNDERTAKING, EXPRESS OR IMPLIED, IS GIVEN AS TO THE RELIABILITY, ACCURACY, FAIRNESS OR COMPLETENESS OF THE INFORMATION OR OPINIONS CONTAINED HEREIN, AND ALPHA AND EACH OF ITS DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS EXPRESSLY DISCLAIM ANY LIABILITY WHICH MAY ARISE FROM THIS PRESENTATION AND ANY ERRORS CONTAINED HEREIN AND/OR OMISSIONS HEREFROM OR FROM ANY USE OF THE CONTENTS OF THIS WEBSITE.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE INFORMATION AND OPINIONS INCLUDED IN THIS WEBSITE CONSTITUTE FORWARD-LOOKING STATEMENTS. YOU SHOULD BE AWARE THAT ALL FORWARD-LOOKING STATEMENTS, ESTIMATES AND PROJECTIONS ARE INHERENTLY UNCERTAIN AND SUBJECT TO SIGNIFICANT ECONOMIC, COMPETITIVE, AND OTHER UNCERTAINTIES AND CONTINGENCIES AND HAVE BEEN INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE INFORMATION CONTAINED HEREIN DUE TO REASONS THAT MAY OR MAY NOT BE FORESEEABLE. THERE CAN BE NO ASSURANCE THAT THE COMPANY SECURITIES WILL TRADE AT THE PRICES THAT MAY BE IMPLIED HEREIN, AND THERE CAN BE NO ASSURANCE THAT ANY OPINION OR ASSUMPTION HEREIN IS, OR WILL BE PROVEN, CORRECT.

THIS WEBSITE AND ANY OPINIONS EXPRESSED HEREIN SHOULD IN NO WAY BE VIEWED AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION WITH RESPECT TO THE COMPANY, COMPANY SECURITIES OR ANY TRANSACTION. THIS PRESENTATION IS NOT (AND MAY NOT BE CONSTRUED TO BE) LEGAL, TAX, INVESTMENT, FINANCIAL OR OTHER ADVICE. EACH RECIPIENT SHOULD CONSULT THEIR OWN LEGAL COUNSEL AND TAX AND FINANCIAL ADVISERS AS TO LEGAL AND OTHER MATTERS CONCERNING THE INFORMATION CONTAINED HEREIN. THIS WEBSITE DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT TO AN EVALUATION OF THE COMPANY, COMPANY SECURITIES OR THE MATTERS DESCRIBED HEREIN.

THIS WEBSITE DOES NOT CONSTITUTE (AND MAY NOT BE CONSTRUED TO BE) A SOLICITATION OR OFFER BY ALPHA OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AGENTS TO BUY OR SELL ANY COMPANY SECURITIES OR SECURITIES OF ANY OTHER PERSON IN ANY JURISDICTION. THIS WEBSITE DOES NOT CONSTITUTE FINANCIAL PROMOTION, INVESTMENT ADVICE OR AN INDUCEMENT OR ENCOURAGEMENT TO PARTICIPATE IN ANY PRODUCT, OFFERING OR INVESTMENT OR TO ENTER INTO ANY AGREEMENT WITH THE RECIPIENT. NO AGREEMENT, COMMITMENT, UNDERSTANDING OR OTHER LEGAL RELATIONSHIP EXISTS OR MAY BE DEEMED TO EXIST BETWEEN OR AMONG ALPHA AND ANY OTHER PERSON BY VIRTUE OF FURNISHING THIS WEBSITE.

ALPHA INTENDS TO REVIEW ITS INVESTMENTS IN THE COMPANY ON A CONTINUING BASIS AND DEPENDING UPON VARIOUS FACTORS, INCLUDING WITHOUT LIMITATION, THE COMPANY'S FINANCIAL POSITION AND STRATEGIC DIRECTION, THE OUTCOME OF ANY DISCUSSIONS WITH THE COMPANY, OVERALL MARKET CONDITIONS, OTHER INVESTMENT OPPORTUNITIES AVAILABLE TO ALPHA, AND THE AVAILABILITY OF COMPANY SECURITIES AT PRICES THAT WOULD MAKE THE PURCHASE OR SALE OF COMPANY SECURITIES DESIRABLE, ALPHA MAY FROM TIME TO TIME (IN THE OPEN MARKET OR IN PRIVATE TRANSACTIONS, INCLUDING SINCE THE INCEPTION OF ALPHA'S POSITION) BUY, SELL, COVER, HEDGE OR OTHERWISE CHANGE THE FORM OR SUBSTANCE OF ANY OF ITS INVESTMENTS (INCLUDING COMPANY SECURITIES) TO ANY DEGREE IN ANY MANNER PERMITTED BY LAW AND EXPRESSLY DISCLAIMS ANY OBLIGATION TO NOTIFY OTHERS OF ANY SUCH CHANGES. ALPHA ALSO RESERVES THE RIGHT TO TAKE ANY ACTIONS WITH RESPECT TO ITS INVESTMENTS IN THE COMPANY AS IT MAY DEEM APPROPRIATE.

ALPHA HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION CONTAINED HEREIN. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. ALL TRADEMARKS AND TRADE NAMES USED HEREIN ARE THE EXCLUSIVE PROPERTY OF THEIR RESPECTIVE OWNERS.

THIS WEBSITE MAY CONTAIN LINKS TO ARTICLES AND/OR VIDEOS (COLLECTIVELY, "MEDIA"). THE VIEWS AND OPINIONS EXPRESSED IN SUCH MEDIA ARE THOSE OF THE AUTHOR(S)/SPEAKER(S) REFERENCED OR QUOTED IN SUCH MEDIA AND, UNLESS SPECIFICALLY NOTED OTHERWISE, DO NOT NECESSARILY REPRESENT THE OPINION OF ALPHA.

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How To Vote

How Should You Vote?

Vote **AGAINST** the Strategic Partner Stock Issuance Proposal in connection with the proposed transaction with China Grand Pharmaceutical and Healthcare Holdings (CGP) using the **BLUE** proxy card you have or will receive in the mail. While Alpha Holdings, Inc. is only soliciting your votes for the **BLUE** proxy card, you can also vote **AGAINST** the Strategic Partner Stock Issuance Proposal on the white proxy card furnished by OncoSec Medical Incorporated.

You can vote AGAINST the Strategic Partner Stock Issuance Proposal by proxy in one of the following three convenient ways:

Mail

If you received your proxy material by mail, you can vote by mail by completing, signing, dating and returning the enclosed **BLUE** proxy card in the enclosed envelope

Internet

By visiting the website shown on the Notice or the enclosed **BLUE** proxy card and following the instructions; or

Phone

By calling the toll-free telephone number shown on the Notice or the enclosed **BLUE** proxy card and following the instructions.

Even if you plan to attend the Special Meeting, we strongly urge you to vote in advance by proxy by signing and dating the enclosed **BLUE** proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or telephone by following the instructions provided on the enclosed **BLUE** proxy card.

If you need assistance in voting or have any questions, please contact our proxy solicitor Okapi Partners at +1 (888) 785-6617 or email info@okapipartners.com.

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Press Releases

12/6/2019
Alpha Holdings Urges OncoSec Stockholders to Vote Against China Grand Takeover Proposal at Special Meeting of Stockholders

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12/5/2019
Alpha Holdings Comments on OncoSec's Inability to Defend China Grand Takeover

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11/27/19
Alpha Holdings Wins in Nevada Court and Comments on OncoSec's Cynical Attempt to Push Through China Grand Deal

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11/20/19
Alpha Holdings Opposes OncoSec Defendants' Motions to Dismiss Shareholder Class Action Complaint

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11/15/19
Alpha Holdings Provides Update on Opposition to OncoSec Takeover Proposal

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10/30/2019
Alpha Holdings Files Class Action and Books and Records Lawsuits Against OncoSec

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Legal Filings

11/19/2019

Opposition to OncoSec Defendants' Motion to Dismiss

Opposition to China Grand Defendants' Motion to Dismiss

Combined Appendix

10/29/2019
Class Action Complaint

10/29/2019
Books & Records Complaint

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SEC Filings

12/6/2019
Alpha Holdings Inc. Definitive Proxy Statement

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FAQs

- When and where is the Special Meeting?
- Who is entitled to vote at the Special Meeting?
- What am I being asked to vote on at the Special Meeting?
- How should I vote on the Strategic Partner Stock Issuance Proposal?
- What vote is required to approve the Strategic Partner Stock Issuance Proposal?
- How do I vote my shares without attending the Special Meeting?
- How important is my vote?
- What happens if the Proposed Transaction is not completed?
- What do I need to do now?

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FAQs

When and where is the Special Meeting?

The Special Meeting will be held on January 17, 2020, at 10:00 a.m., Eastern Time at the offices of OncoSec's legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, NY 10016.

Who is entitled to vote at the Special Meeting?

What am I being asked to vote on at the Special Meeting?

How should I vote on the Strategic Partner Stock Issuance Proposal?

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

How do I vote my shares without attending the Special Meeting?

How important is my vote?

What happens if the Proposed Transaction is not completed?

What do I need to do now?

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FAQs

When and where is the Special Meeting?

Who is entitled to vote at the Special Meeting?

All holders of shares of Common Stock who held shares at the Record Date for the Special Meeting (the close of business on November 19th) are entitled to receive notice of, and to vote at, the Special Meeting, or any adjournment or postponement thereof.

What am I being asked to vote on at the Special Meeting?

How should I vote on the Strategic Partner Stock Issuance Proposal?

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

How do I vote my shares without attending the Special Meeting?

How important is my vote?

What happens if the Proposed Transaction is not completed?

What do I need to do now?

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FAQs

When and where is the Special Meeting?

Who is entitled to vote at the Special Meeting?

What am I being asked to vote on at the Special Meeting?

You are being asked to vote on the Strategic Partner Stock Issuance Proposal.

The approval of this Proposal by OncoSec stockholders is a condition to closing of the Proposed Transaction.

For more information, please see the Strategic Partners Stock Issuance Proposal section of the proxy statement.

How should I vote on the Strategic Partner Stock Issuance Proposal?

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

How do I vote my shares without attending the Special Meeting?

How important is my vote?

What happens if the Proposed Transaction is not completed?

What do I need to do now?

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FAQs

When and where is the Special Meeting?

Who is entitled to vote at the Special Meeting?

What am I being asked to vote on at the Special Meeting?

How should I vote on the Strategic Partner Stock Issuance Proposal?

We recommend that you vote "AGAINST" the Strategic Partner Stock Issuance Proposal on the BLUE proxy card.

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

How do I vote my shares without attending the Special Meeting?

How important is my vote?

What happens if the Proposed Transaction is not completed?

What do I need to do now?

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FAQs

When and where is the Special Meeting?

Who is entitled to vote at the Special Meeting?

What am I being asked to vote on at the Special Meeting?

How should I vote on the Strategic Partner Stock Issuance Proposal?

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

According to the OncoSec Proxy Statement, this proposal will be approved upon the affirmative vote of a majority of total votes cast and if there is the existence of a quorum. In calculating the voting results, abstentions will not count as votes cast but will be included in the calculation of the number of shares considered present at the Special Meeting for purposes of determining the existence of a quorum and uninstructed shares will not count as votes cast and will not be included in the calculation of the number of shares considered present at the Special Meeting for purposes of determining the existence of a quorum.

How do I vote my shares without attending the Special Meeting?

How important is my vote?

What happens if the Proposed Transaction is not completed?

What do I need to do now?

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FAQs

When and where is the Special Meeting?

Who is entitled to vote at the Special Meeting?

What am I being asked to vote on at the Special Meeting?

How should I vote on the Strategic Partner Stock Issuance Proposal?

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

How do I vote my shares without attending the Special Meeting?

Whether you hold Common Stock directly as a stockholder of record or indirectly as the beneficial owner of Common Stock held for you by a broker or other nominee (i.e., in "street name"), you may direct your vote without attending the Special Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by Internet, telephone or by mail. Please refer to the summary instructions below and those included on your BLUE proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

By Internet—If you have internet access, you may authorize your proxy from any location in the world, as directed in "Important Notice Regarding the Availability of Proxy Materials for the Special Meeting." You may also access the proxy materials and voting instructions over the Internet via the web address listed on the BLUE proxy card or your voting instruction form. You may submit your proxy or voting instructions by following the instructions on the notice or on the proxy voting website.
By Telephone—If you are calling from the United States or Canada, you may authorize your proxy by following the "By Telephone" instructions on the BLUE proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.
By Mail—You may authorize your proxy by signing your BLUE proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

How important is my vote?

What happens if the Proposed Transaction is not completed?

What do I need to do now?

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FAQs

When and where is the Special Meeting?

Who is entitled to vote at the Special Meeting?

What am I being asked to vote on at the Special Meeting?

How should I vote on the Strategic Partner Stock Issuance Proposal?

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

How do I vote my shares without attending the Special Meeting?

How important is my vote?

Your vote "AGAINST" the Strategic Partner Stock Issuance Proposal is very important, and you are encouraged to submit a BLUE proxy card as soon as possible.

According to the OncoSec Proxy Statement, this proposal will be approved upon the affirmative vote of a majority of total votes cast and if there is the existence of a quorum. In calculating the voting results, abstentions will not count as votes cast but will be included in the calculation of the number of shares considered present at the Special Meeting for purposes of determining the existence of a quorum and uninstructed shares will not count as votes cast and will not be included in the calculation of the number of shares considered present at the Special Meeting for purposes of determining the existence of a quorum.

We urge you to demonstrate your opposition to the Proposed Transaction and to send a message to the Board that the Proposed Transaction is not in the best interest of OncoSec stockholders by signing, dating and returning the enclosed BLUE proxy card as soon as possible.

What happens if the Proposed Transaction is not completed?

What do I need to do now?

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FAQs

When and where is the Special Meeting?

Who is entitled to vote at the Special Meeting?

What am I being asked to vote on at the Special Meeting?

How should I vote on the Strategic Partner Stock Issuance Proposal?

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

How do I vote my shares without attending the Special Meeting?

How important is my vote?

What happens if the Proposed Transaction is not completed?

If the Strategic Partner Stock Issuance Proposal is not approved by OncoSec stockholders or the Proposed Transaction is not completed for any other reason, OncoSec will not be able to issue 10,000,000 shares of Common Stock to CGP or 2,000,000 shares of Common Stock to Sirtex, as contemplated under the Purchase Agreements. Regardless of whether the Proposed Transaction is consummated, OncoSec is required to reimburse each New Investor up to $300,000 each for their reasonable legal fees and expenses. If the Purchase Agreement with CGP is terminated by CGP due to OncoSec materially breaching a covenant or agreement contained in such Purchase Agreement, then OncoSec will pay CGP a termination fee in the amount of $1,200,000.

What do I need to do now?

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FAQs

When and where is the Special Meeting?

Who is entitled to vote at the Special Meeting?

What am I being asked to vote on at the Special Meeting?

How should I vote on the Strategic Partner Stock Issuance Proposal?

What vote is required to approve the Strategic Partner Stock Issuance Proposal?

How do I vote my shares without attending the Special Meeting?

How important is my vote?

What happens if the Proposed Transaction is not completed?

What do I need to do now?

Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in the Alpha Holdings Proxy Statement, please submit your BLUE proxy card promptly to ensure that your shares are represented at the Special Meeting. If you hold your shares of Common Stock in your own name as the stockholder of record, please submit your proxy for your shares of Common Stock by completing, signing, dating and returning the BLUE proxy card in the accompanying prepaid reply envelope. If you hold your shares in "street name," your bank, broker or other nominee should provide to you a request for voting instructions along with the proxy solicitation materials. By completing the voting instruction card, please direct your nominee how to vote your shares. If you decide to attend the Special Meeting and vote in person, your vote by ballot at the Special Meeting will revoke any proxy previously submitted. If you are a beneficial owner of shares of Common Stock, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

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About Alpha Holdings

Alpha Holdings, the largest shareholder of OncoSec Medical Incorporated, with an approximate 15.1% ownership stake, is a leading Korea-based company engaged in the design-development service and manufacture of system semiconductors, as well as the development of biotechnologies and thermal compound materials.

Since being founded in 2002, Alpha Holdings has successfully carried out many projects as a major partner of Samsung Advanced Foundry Eco-system (SAFE) of Samsung Electronics. The Company, formerly known as Alpha Chips Corp., rebranded as Alpha Holdings, Inc. in August 2016, and expanded its business area into biotechnologies and thermal compound materials. Alpha Holdings has invested more than $20 million in innovative biotechnology companies.

The Company is headquartered in Seongnam, South Korea and is listed on the KOSDAQ Market. For more information, please visit www.alpha-holdings.co.kr.

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Contact

Investors Contact

If you have any questions or require assistance in voting your **BLUE** proxy card, please contact our Proxy Solicitor

OKAPI PARTNERS

1212 Avenue of the Americas, 24th Floor, New York, NY 10036.

+1 (212) 297-0720 (collect)

+1 (888) 785-6617 (Toll-Free)

info@okapipartners.com

Media Contact

If you are a member of the media and have any questions, please direct them to our Media Contact

REEVEMARK

261 Madison Avenue, Suite 602, New York, NY 10016.

alpha@reevemark.com

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